UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-56017

Date of Report: December 13, 2022

GOLDEN ROYAL DEVELOPMENT INC.

Delaware	81-4563277
(State or other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

543 Bedford Ave., Suite 176, Brooklyn, NY 11211	11211
(Address of principal executive offices)	(Zip Code)

800-320-4394

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On December 13, 2022 Liggett & Webb, P.A. resigned from its position as the independent public accounting firm for Golden Royal Development Inc.

The audit report of Liggett & Webb P.A. on Golden Royal Development Inc.’s financial statements for years ended September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of Liggett & Webb P.A. on Golden Royal Development Inc.’s financial statements for the years ended September 30, 2021 and 2020 did contain a modification expressing substantial doubt about the ability of Golden Royal Development Inc. to continue as a going concern. Liggett & Webb P.A. did not, during the applicable periods, advise Golden Royal Development Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through December 13, 2022, there was no (i) disagreement between Golden Royal Development Inc. and Liggett & Webb P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Liggett & Webb P.A. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, in connection with its audit of the financial statement for the years ended September 30, 2021 and 2020 Liggett & Webb P.A. advised Golden Royal Development Inc. that internal controls necessary for Golden Royal Development Inc. to develop reliable financial statements were deficient.

Golden Royal Development Inc. requested Liggett & Webb P.A. to furnish a letter addressed to the Securities Exchange Commission stating whether or not Liggett & Webb P.A. agrees with the statements in this 8-K pertaining to Liggett & Webb P.A. A copy of the letter is filed as an exhibit to this 8-K.

On December 19, 2022, Golden Royal Development Inc. retained the firm of Mac Accounting Group LLP to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to December 19, 2022 did Golden Royal Development Inc. consult with Mac Accounting Group LLP regarding any matter of the sort described above with reference to Liggett & Webb P.A., any issue relating to the financial statements of Golden Royal Development Inc., or the type of audit opinion that might be rendered for Golden Royal Development Inc.

Item 9.01	Financial Statements and Exhibits

Exhibits

16	Letter from Liggett & Webb P.A.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 22, 2022	Golden Royal Development Inc.

	By:	/s/ Jacob Roth
Jacob Roth, President